Exhibit 10.1

Execution Version

FIRST AMENDMENT TO

MERGER AND REORGANIZATION AGREEMENT

THIS FIRST AMENDMENT, dated as of April 30, 2019 (this “Amendment”), to the Merger Agreement (as defined below) is entered into by and among StoneMor Partners L.P., a Delaware limited partnership (the “Partnership”), StoneMor GP LLC, a Delaware limited liability company and the general partner of the Partnership (“GP”), StoneMor GP Holdings LLC, a Delaware limited liability company and the sole member of GP (“GP Holdings”), and Hans Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of GP (“Merger Sub,” and together with the Partnership, GP and GP Holdings, the “Parties”).

RECITALS

WHEREAS, the Parties have previously entered into that certain Merger and Reorganization Agreement, dated as of September 27, 2018 (the “Merger Agreement”);

WHEREAS, pursuant to Section 8.1 of the Merger Agreement, the Parties now desire to amend the Merger Agreement in the respects, but only in the respects, hereinafter set forth; and

WHEREAS, capitalized terms used herein shall have the respective meanings ascribed thereto in the Merger Agreement, as amended by this Amendment, unless herein defined or the context shall otherwise require.

AGREEMENT

NOW, THEREFORE, in consideration of the covenants and agreements contained in this Agreement, and intending to be legally bound, the Parties agree as follows:

ARTICLE I

AMENDMENTS

Section 1.1    Amendment to Section 7.1. Section 7.1(a)(i) of the Merger Agreement is hereby amended and restated in its entirety as follows:

“(i) the Closing has not been consummated on or before October 1, 2019 (the “Termination Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(a)(i) shall not be available to the Partnership or Merger Sub, as applicable, whose failure to fulfill any material obligation under this Agreement or other material breach of this Agreement has been the primary cause of, or resulted in, the failure of the Closing and the transactions contemplated hereby to have been consummated on or before such date;”

ARTICLE II

MISCELLANEOUS PROVISIONS

Section 2.1    Ratification. Each of the Parties hereby consents to this Amendment and acknowledges and agrees that, except as expressly set forth in this Amendment, the terms, provisions and conditions of the Merger Agreement are hereby ratified and confirmed and shall remain unchanged and in full force and effect without interruption or impairment of any kind.

Section 2.2    No Other Amendments; Reservation of Rights; No Waiver. Other than as otherwise expressly provided herein, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of any part to this Amendment under the Merger Agreement, nor shall the entering into of this Amendment preclude any Party from refusing to enter into any further amendments with respect to the Merger Agreement. Other than as to otherwise expressly provided herein, without limiting the generality of the provisions of Section 8.1 of the Merger Agreement, this Amendment shall not constitute a waiver of compliance with any covenant or other provision in the Merger Agreement or of the occurrence or continuance of any present or future breach thereunder.

Section 2.3    Miscellaneous. Sections 8.1 (Waiver; Amendment), 8.2 (Counterparts), 8.3 (Governing Law), 8.4 (Notices), 8.5 (Entire Understanding; No Third Party Beneficiaries), 8.6 (Severability), 8.7 (Titles and Headings), 8.8 (Jurisdiction), 8.9 (Waiver of Jury Trial), 8.11 (Interpretation; Definitions) and 8.12 (Survival) of the Merger Agreement shall apply to this Amendment, mutatis mutandis.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed in counterparts by their duly authorized officers as of the date first above written.

STONEMOR PARTNERS L.P.

By:	StoneMor GP LLC, its general partner

By:	/s/ Joseph M. Redling
Name:	Joseph M. Redling
Title:	President and Chief Executive Officer

STONEMOR GP LLC

By:	/s/ Joseph M. Redling
Name:	Joseph M. Redling
Title:	President and Chief Executive Officer

STONEMOR GP HOLDINGS LLC

By:	/s/ Robert B. Hellman, Jr.
Name:	Robert B. Hellman, Jr.
Title:	Authorized Person

HANS MERGER SUB, LLC

By:	StoneMor GP LLC, its sole member

By:	/s/ Joseph M. Redling
Name:	Joseph M. Redling
Title:	President and Chief Executive Officer

SIGNATURE PAGE TO

FIRST AMENDMENT TO

MERGER AND REORGANIZATION AGREEMENT